                                                            Exhibit 10.1

GreenPoint                                             SERVICING CERTIFICATE
Mortage

====================================================================================================================================
Revolving Home Equity Loan       LIBOR:                             6.13000%  Current Collection Period:      04/01/00-04/30/00

Asset-Backed Notes               Margin A-1:                        0.30000%  P&S Agreement Date:                  12/1/99

Series 1999-2                    Class A-1  Note Rate:              6.43000%  Original Closing Date:               12/22/99

                                 Class A-2  Note Rate:              6.51000%  Distribution Date:                   5/15/00
                                 Margin A-2:                        0.38000%  Record Date:                         5/14/00
                                 Interest Period 03/15/00 thru         28     Pool Factor:                       96.6190016%
                                 04/16/00:
                                 Servicing Fee Rate:                0.50000%  Initial Class A-1 O/C Amt:            22.71
                                 Class A-1 Premium Fee Rate:        0.18000%  Initial Class A-2 O/C Amt:            565.15
                                 Class A-2 Premium Fee Rate:        0.18000%
                                                                              Class A-1 O/C Amt as of Pmt
                                                                              Date:                              1,804,102.03
                                 Trustee Fee:                       0.00900%  Class A-2 O/C Amt as of Pmt
                                                                              Date:                               359,022.55
                                 Class A-1 Act Weighted Avg Ln     11.89569%
                                 Rate:
                                 Class A-2 Act Weighted Avg Ln     11.72139%
                                 Rate:

                                 Total Management Fee                500.00
====================================================================================================================================

BALANCES
           Beginning Class A-1 Pool Balance                                                                       196,430,741.31
           Beginning Class A-2 Pool Balance                                                                        48,242,132.22

           Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                    192,183,002.15
           Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                     48,027,987.79

           Class A-1 Overcollateralization Amount to Fill                                                           3,604,672.96
           Class A-2 Overcollateralization Amount to Fill                                                           1,079,817.59

           Ending Class A-1 Pool Balance                                                                          195,776,439.55
           Ending Class A-2 Pool Balance                                                                           46,227,848.41

           Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                       191,470,920.68
           Ending Class A-2 Note Balance -- CUSIP  395385AB3                                                       45,868,825.86

           Additional Balances Class A-1                                                                            5,393,311.01
           Additional Balances Class A-2                                                                            1,296,858.10

           Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                0
           Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                             0.00
           Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                 0
           Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                              0.00
           Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                          1108
           Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                            0.00
           Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                       0
           Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                     0.00
           Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                         0
           Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                       0.00
           Cumulative Number of ALL Subsequent Mortgage Loans                                                                  0
           Cumulative Subsequent Mortgage Loan Asset Balance                                                                0.00
           Class A-1 Cummulative Excess of Draws Over Principal Paydown                                             2,501,416.84

           Class A-1 Cummulative Excess of Draws Over Principal Paydown Recoup this Distribution                      654,301.76
           Beginning Loan Count                                                                                            5,505
           Ending Loan Count                                                                                               5,404

COLLECTION AMOUNTS Class A-1
      1    Aggregate of All Mortgage Collections (Gross)                                                            7,833,331.15
      2    Total Mortgage Interest Collections (Gross)                                                              1,785,718.38
           Servicing Fees (current collection period)                                                                  81,846.14
           Deferred Interest Transfer (DI)                                                                                  0.00
        3a      Mortgage Principal Collections                                                                      6,047,612.77
        3b      Pre-Funded Balance                                                                                          0.00
        3c      Net Liquidation Proceeds                                                                                    0.00
      3    Total Mortgage Principal Collections                                                                     6,047,612.77
           Aggregate of Transfer Deposits                                                                                   0.00
           Investor Loss Amount                                                                                             0.00
           Aggregate Investor Loss Reduction Amount                                                                         0.00

COLLECTION AMOUNTS Class A-2
      1    Aggregate of All Mortgage Collections (Gross)                                                            3,726,973.64
      2    Total Mortgage Interest Collections (Gross)                                                                415,831.73
           Servicing Fees (current collection period)                                                                  20,100.89
           Deferred Interest Transfer (DI)                                                                                  0.00
        3a      Mortgage Principal Collections                                                                      3,311,141.91
        3b      Pre-Funded Balance                                                                                          0.00
        3c      Net Liquidation Proceeds                                                                                    0.00
      3    Total Mortgage Principal Collections                                                                     3,311,141.91
           Aggregate of Transfer Deposits                                                                                   0.00
           Investor Loss Amount                                                                                             0.00
           Aggregate Investor Loss Reduction Amount                                                                         0.00

TOTAL COLLECTION AMOUNT
      1    Aggregate of All Mortgage Collections (Gross)                                                           11,560,304.79
      2    Total Mortgage Interest Collections (Gross)                                                              2,201,550.11
           Servicing Fees (current collection period)                                                                 101,947.03
           Deferred Interest Transfer (DI)                                                                                 0.00
        3a      Mortgage Principal Collections                                                                      9,358,754.68
        3b      Insurance Proceeds                                                                                          0.00
        3c      Net Liquidation Proceeds                                                                                    0.00
      3    Total Mortgage Principal Collections                                                                     9,358,754.68
           Aggregate of Transfer Deposits                                                                                   0.00
           Investor Loss Amount                                                                                             0.00
           Aggregate Investor Loss Reduction Amount                                                                         0.00

           Class A-1 Net Interest Collection                                                                        1,703,872.24
           Class A-2 Net Interest Collection                                                                          395,730.84

DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note    Interest 8.6 (d)(iv)                                                                     961,128.55
           Class A-1 Note    Unpaid Interest Shortfall (current            cycle)                                           0.00
           Class A-1 Note    Reserve Fund Amount                                                                            0.00
           Investor Loss Amount                                                                                             0.00
           Previous Investor Loss Amount                                                                                    0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 28,827.45
           Credit Enhancer Reimbursement                                                                                    0.00
           Accelerated Principal Distribution Amount                                                                  712,081.47
           Spread Account Deposit                                                                                           0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                             1,441.37
           Management Fee 8.6 (d)(iii)                                                                                    393.40
           Payment to Servicer                                                                                              0.00
           Deferred Interest                                                                                                0.00
           Remaining Amount to Transferor                                                                                   0.00
           Total Certificateholders Distribution Allocable to Interest                                              1,703,872.24

           Maximum Principal Payment                                                                                        0.00
           Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                    0.00
           Redctin Amt) 8.6(d)(v)
           Accelerated Principal Distribution Amount                                                                  712,081.47
           Loan Loss                                                                                                        0.00
           Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                              0.00
           Total Certificateholders Distribution Allocable to                                                         712,081.47
           Principal

DISTRIBUTION AMOUNTS Class A-2
           Class A-2 Note    Interest 8.6 (d)(iv)                                                                     243,181.71
           Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                      0.00
           Class A-2 Note    Reserve Fund Amount                                                                            0.00
           Investor Loss Amount                                                                                             0.00
           Previous Investor Loss Amount                                                                                    0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                  7,204.20
           Credit Enhancer Reimbursement                                                                                    0.00
           Accelerated Principal Distribution Amount                                                                  144,878.12
           Spread Account Deposit                                                                                           0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                              360.21
           Management Fee 8.6 (d)(iii)                                                                                    106.60
           Payment to Servicer                                                                                              0.00
           Deferred Interest                                                                                                0.00
           Remaining Amount to Transferor                                                                                   0.00
           Total Certificateholders Distribution Allocable to Interest                                                395,730.84

           Maximum Principal Payment                                                                                2,014,283.81
           Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                   0.00
           Redctin Amt) 8.6(d)(v)
           Accelerated Principal Distribution Amount                                                                  144,878.12
           Loan Loss                                                                                                        0.00
           Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                              0.00
           Total Certificateholders Distribution Allocable to Principal                                             2,159,161.93


TOTAL DISTRIBUTION AMOUNT
           Class A Note    Interest 8.6 (d)(iv)                                                                     1,204,310.26
           Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                                0.00
           Class A Note    Reserve Fund Amount                                                                              0.00
           Investor Loss Amount 5.01(iii)                                                                                  0.00
           Previous Investor Loss Amount 5.01(iv)                                                                           0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 36,031.65
           Credit Enhancer Reimbursement 5.01(vi)                                                                           0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                                        856,959.59
           Spread Account Deposit 5.01(viii)                                                                                0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                            1,801.58
           Management Fee 8.6 (d)(iii)                                                                                    500.00
           Payment to Servicer per Section 7.03 5.01 (x)                                                                    0.00
           Deferred Interest 5.01 (xi)                                                                                      0.00
           Remaining Amount to Transferor 5.01 (xii)                                                                        0.00
           Total Certificateholders Distribution Allocable to Interest                                              2,099,603.08

           Maximum Principal Payment                                                                                2,014,283.81
           Scheduled Principal Collection Payment                                                                           0.00
           Accelerated Principal Distribution Amount                                                                  856,959.59
           Loan Loss                                                                                                        0.00
           Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
           Total Certificateholders Distribution Allocable to Principal                                             2,871,243.40

LOSSES/RETRANSFERS
           Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                    0.00
           Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                    0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                                       0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                                     0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
           Total Class A-1 Note Distribution Amount Allocable to Interest                                              4.9728550
           Interest Distribution Amount                                                                                4.9728550
           Unpaid Note Interest Shortfall Included in Current Distribution                                             0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                             0.0000000

           Total Class A-1 Note Distribution Amount Allocable to Principal                                             3.6842917
           Maximum Principal Payment                                                                                   0.0000000
           Scheduled Principal Collections Payment                                                                     0.0000000
           Loan Loss                                                                                                   0.0000000
           Accelerated Principal Distribution Amount                                                                   3.6842917

Class A-2
           Total Class A-2 Note Distribution Amount Allocable to Interest                                              4.6435309
           Interest Distribution Amount                                                                                4.6435309
           Unpaid Note Interest Shortfall Included in Current Distribution                                             0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                             0.0000000

           Total Class A-2 Note Distribution Amount Allocable to Principal                                            41.2289847
           Maximum Principal Payment                                                                                  38.4625513
           Scheduled Principal Collections Payment                                                                     0.0000000
           Loan Loss                                                                                                   0.0000000
           Accelerated Principal Distribution Amount                                                                   2.7664335


           Total Interest Amount Distributed to Class A Certificateholder                                              9.6163859
           Total Principal Amount Distributed to Class A Certificateholder                                            44.9132764

           Credit Enhancement Draw Amount                                                                                   0.00

DELINQUENCIES/FORECLOSURES

Class A-1
           Number of Mortgages 30 to 59 Days Delinquent                                                                       65
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                       2,722,111.37
           Number of Mortgages 60 to 89 Days Delinquent                                                                        8
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                         407,132.63
           Number of Mortgages 90 to 179 Days Delinquent                                                                       8
           Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        356,796.23
           Number of Mortgages 180 or more Days Delinquent                                                                     0
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                            0.00
           Number of Mortgage Loans in Foreclosure                                                                             3
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                               74,870.26

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                        0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                            0.00

Class A-2
     Number of Mortgages 30 to 59 Days Delinquent                                                      7
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                       930,491.40
     Number of Mortgages 60 to 89 Days Delinquent                                                      2
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                       345,763.88
     Number of Mortgages 90 to 179 Days Delinquent                                                     0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                            0.00
     Number of Mortgages 180 or more Days Delinquent                                                   0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          0.00
     Number of Mortgage Loans in Foreclosure                                                           0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  0.00


     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                          0.00



TOTAL DELINQUENCIES/FORECLOSURES


     Number of Mortgages 30 to 59 Days Delinquent                                                     72
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                     3,652,602.77
     Number of Mortgages 60 to 89 Days Delinquent                                                     10
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                       752,896.51
     Number of Mortgages 90 to 179 Days Delinquent                                                     8
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                      356,796.23
     Number of Mortgages 180 or more Days Delinquent                                                   0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          0.00
     Number of Mortgage Loans in Foreclosure                                                           3
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                             74,870.26


     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                          0.00


========================================================================================================

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund  Beginning Balance                                                      0.00
     Class A-1 Reserve Fund  Deposit/Withdrawal                                                     0.00
     Class A-1 Reserve Fund  Ending Balance                                                         0.00

     Class A-2 Reserve Fund  Beginning Balance                                                      0.00
     Class A-2 Reserve Fund  Deposit/Withdrawal                                                     0.00
     Class A-2 Reserve Fund  Ending Balance                                                         0.00



PRE-FUNDED ACCOUNT ACTIVITY


     Beginning Balance Pre-Funded Account                                                  50,000,000.00
     Remaining Amount for Distribution to Classes                                                   0.00
     Withdrawal for Subsequent Loan Purchase:                                             (49,999,441.28)

     Ending Balance Pre-Funded Account                                                            558.72


     All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.



     The Attached Servicing Certificate is true and correct in all material respects.


     _____________________________________________________________
     A Servicing Officer    Teri Martine

-----------------------------------------------------------------------------------------------------------------------
GREENPOINT                             STATEMENT TO NOTEHOLDERS
MORTGAGE
=======================================================================================================================
Revolving Home Equity Loan   LIBOR:                           6.13000%  Current Collection Period:  04/01/00-04/30/00
Asset-Backed Notes           Margin:                          0.30000%  P&S Agreement Date:              12/1/99

Series 1999-2                Class A-1  Note Rate:            6.43000%  Original Closing Date:          12/22/99
                             Class A-2  Note Rate:            6.51000%  Distribution Date:               5/15/00
                                                                        Record Date:                     5/14/00
                               Interest Period 03/15/00 thru            Pool Factor:                   96.6190016%
                                         04/16/00:                 28

=======================================================================================================================


BALANCES
      Beginning HELOC Pool Balance                                                              196,430,741.31
      Beginning Second Lien Pool Balance                                                         48,242,132.22



      Beginning Class A-1 Note Balance -- CUSIP                                                 192,183,002.15
      395385AA5
      Beginning Class A-2 Note Balance -- CUSIP                                                  48,027,987.79
      395385AB3



      Ending Class A-1 Pool Balance                                                             195,776,439.55
      Ending Class A-2 Pool Balance                                                              46,227,848.41



      Ending Class A-1 Note Balance -- CUSIP                                                    191,470,920.68
      Ending Class A-2 Note Balance -- CUSIP                                                     45,868,825.86


      Additional Balances  Class A-1                                                              5,393,311.01
      Additional Balances  Class A-2                                                              1,296,858.10


      Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                   0
      Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                0.00
      Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                    0
      Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                 0.00
      Number of all Subsequent HELOC Mortgage Loans (Current Date)                                       1,108
      Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                         0.00
      Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                     0
      Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                   0.00
      Number of all Subsequent HLTV Mortgage Loans (Current Date)                                            0
      Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                          0.00
      Cumulative Number of ALL Subsequent Mortgage Loans                                                     0
      Cumulative Subsequent Mortgage Loan Asset Balance                                                   0.00
      Class A-1 Cummulative Excess of Draws Over Principal Paydown                                2,501,416.85


      Beginning Loan Count                                                                               5,505
      Ending Loan Count                                                                                  5,404



COLLECTION AMOUNTS Class A-1
      Aggregate of All Mortgage Collections                                                       7,751,485.01
      Total Mortgage Interest Collections                                                         1,785,718.38
      Servicing Fees (current collection period)                                                    (81,846.14)
         Mortgage Principal Collections                                                           6,047,612.77
         Pre-Funded Balance                                                                               0.00


      Total Mortgage Principal Collections                                                        6,047,612.77

COLLECTION AMOUNTS Class A-2
      Aggregate of All Mortgage Collections                             3,706,872.75
      Total Mortgage Interest Collections                                 415,831.73
      Servicing Fees (current collection period)                          (20,100.89)
        Mortgage Principal Collections                                  3,311,141.91
        Pre-Funded Balance                                                      0.00


      Total Mortgage Principal Collections                              3,311,141.91



TOTAL COLLECTION AMOUNT
      Aggregate of All Mortgage Collections                            11,560,304.79
      Total Mortgage Interest Collections                               2,201,550.11
        Mortgage Principal Collections                                  9,358,754.68
        Pre-Funded Balance                                                      0.00


      Total Mortgage Principal Collections                              9,358,754.68




DISTRIBUTION AMOUNTS Class A-1
      Class A-1 Note  Interest                                            961,128.55
      Class A-1 Note  Unpaid Interest Shortfall (current cycle)                 0.00
      Class A-1 Note  Reserve Fund Amount                                       0.00


      Maximum Principal Payment                                                 0.00
      Scheduled Principal Collection                                            0.00
      Accelerated Principal Distribution Amount                           712,081.47
      Loan Loss                                                                 0.00
      Class A-1 Overcollateralization Deficit                                   0.00
      Total Certificateholders Distribution Allocable to Principal        712,081.47


DISTRIBUTION AMOUNTS Class A-2
      Class A-2 Note  Interest                                            243,181.71
      Class A-2 Note  Unpaid Interest Shortfall (current cycle)                 0.00
      Class A-2 Note  Reserve Fund Amount                                       0.00


      Maximum Principal Payment                                         2,014,283.81
      Scheduled Principal Collection                                            0.00
      Accelerated Principal Distribution Amount                           144,878.12
      Loan Loss                                                                 0.00
      Class A-2 Overcollateralization Deficit                                   0.00
      Total Certificateholders Distribution Allocable to Principal      2,159,161.93


TOTAL DISTRIBUTION AMOUNT
      Class A Note  Interest                                            1,204,310.26
      Class A Note  Unpaid Interest Shortfall (current cycle)                   0.00
      Class A Note  Reserve Fund Amount                                         0.00


      Maximum Principal Payment                                         2,014,283.81
      Scheduled Principal Collection Payment                                    0.00
      Accelerated Principal Distribution Amount                           856,959.59
      Overcollateralization Deficit                                             0.00
      Total Certificateholders Distribution Allocable to Principal      2,871,243.40

LOSSES/RETRANSFERS


         Unpaid Class A-1 Note   Interest Shortfall Due (From Previous Distributions)                        0.00
         Unpaid Class A-2 Note   Interest Shortfall Due (From Previous Distributions)                        0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                          0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                        0.00



DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                 4.9728550
         Interest Distribution Amount                                                                   4.9728550
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000


         Total Class A-1 Note Distribution Amount Allocable to Principal                                3.6842917
         Maximum Principal Payment                                                                      0.0000000
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.0000000
         Accelerated Principal Distribution Amount                                                      3.6842917


Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                 4.6435309
         Interest Distribution Amount                                                                   4.6435309
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000


         Total Class A-2 Note Distribution Amount Allocable to Principal                               41.2289847
         Maximum Principal Payment                                                                     38.4625513
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.0000000
         Accelerated Principal Distribution Amount                                                      2.7664335




         Total Interest Amount Distributed to Class A Certificateholder                                 9.6163859
         Total Principal Amount Distributed to Class A Certificateholder                               44.9132764


         Credit Enhancement Draw Amount                                                                      0.00


DELINQUENCIES/FORECLOSURES
Class A-1
         Number of Mortgages 31 to 60 Days Delinquent                                                          65
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          2,722,111.37
         Number of Mortgages 61 to 90 Days Delinquent                                                           8
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            407,132.63
         Number of Mortgages 91 to 180 or more Days Delinquent                                                  8
         Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   356,796.23
         Number of Mortgages 181 or more Days Delinquent                                                        0
         Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               0.00
         Number of Mortgage Loans in Foreclosure                                                                3
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  74,870.26


         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

 Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                           7
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                            930,491.40
          Number of Mortgages 61 to 90 Days Delinquent                                                           2
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            345,763.88
          Number of Mortgages 91 to 180 or more Days Delinquent                                                  0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         0.00
          Number of Mortgages 181 or more Days Delinquent                                                        0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               0.00
          Number of Mortgage Loans in Foreclosure                                                                0
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                       0.00


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00


 TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                          72
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          3,652,602.77
          Number of Mortgages 61 to 90 Days Delinquent                                                          10
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            752,896.51
          Number of Mortgages 91 to 180 or more Days Delinquent                                                  8
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   356,796.23
          Number of Mortgages 181 or more Days Delinquent                                                        0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               0.00
          Number of Mortgage Loans in Foreclosure                                                                3
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  74,870.26


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00


 ==================================================================================================================

          Class A-1 Note Rate For Next Distribution      LIBOR         TBD



 RESERVE FUND ACTIVITY


          Class A-1 Reserve Fund  Beginning Balance                                                           0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                          0.00
          Class A-1 Reserve Fund  Ending Balance                                                              0.00


          Class A-2 Reserve Fund  Beginning Balance                                                           0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                          0.00
          Class A-2 Reserve Fund  Ending Balance                                                              0.00
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